                                                                    Exhibit 10.4

                              EXTRA CHEESE, INC.
                                P.O. Box 611165
                        Birmingham, Alabama 35261-1165

June 10, 1996 [as amended July 10, 1996]

PJV, Inc.
PJVA, Inc.
Richmond, Virginia

Attn:  Mr. Martin T. Hart, Director

Re:  Proposed Merger

Gentlemen:

The purpose of this letter is to memorialize, in the form of a binding letter of intent, the discussions we have held and the agreements we have reached regarding the merger of PJV, Inc. and PJVA, Inc., both Virginia corporations (the "Virginia Corporations"), into Extra Cheese, Inc., an Alabama corporation (or one of its subsidiaries), along with a simultaneous merger into Extra Cheese, Inc. of Twice the Cheese, Inc. and possibly Textra Cheese Corp. (or another corporation) (Extra Cheese, Inc., Twice the Cheese, Inc. and Textra Cheese, Inc. (or such other corporation) are sometimes collectively referred to herein as the "Cheese Corporations"). The Virginia Corporations and the Cheese Corporations are sometimes collectively referred to herein as the "Corporations." Subject to such caveat, the parties have tentatively agreed as follows:

1. The Virginia Corporations shall be merged into Extra Cheese, Inc. (the "Merger"). It is intended that the Merger will qualify as a tax-free reorganization under the Internal Revenue Code, as amended. Following the Merger, the stock in Extra Cheese, Inc. shall be divided between the existing, shareholders of the Cheese Corporations, on the one hand, and the existing stockholders of the Virginia Corporations, on the other hand, in accordance with the following procedure: (a) multiply the "Formula Earnings," as hereinafter defined, of the Virginia Corporations by a P/E multiple of 18 to determine the overall value of the Virginia Corporations; (b) multiply the Formula Earnings of the Cheese Corporations by a P/E multiple of 20 to determine the overall value of the Cheese Corporations; and (c) allocate the stock in Extra Cheese, Inc. to the shareholders of the Virginia Corporations and the shareholders of the Cheese Corporations in proportion to such relative values as so determined.

The Cheese Corporations get 59% and the Virginia Corporations get 41%. The Cheese Corporations by Michael Fleishman, Secretary 7/10/96. The Virginia Corporations by Richard F. Sherman, President 7/10/96.

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -2-

"Formula Earnings" shall be computed for the Virginia Corporations and for the Cheese Corporations in accordance with the provisions of Exhibit A attached hereto and made a part hereof, and shall be computed by either the chief financial officer that Extra Cheese, Inc. intends to hire or, at Extra Cheese, Inc.'s option, by the firm of independent certified public accountants Extra Cheese, Inc. intends to retain.

2. It is intended that the parties will jointly accomplish the goal of going public immediately following the Merger, through an initial public offering of stock by Extra Cheese, Inc. ("IPO"). The Merger shall be consummated immediately prior to the IPO. The Virginia Corporations and Extra Cheese, Inc. hereby appoint Richard F. Sherman and Michael M. Fleishman as the "Team" to select and contract with investment bankers, accounting firms, attorneys and the like, and generally to design the structure of the merged corporations and the terms of the IPO (the "IPO Process"), subject to final approval by the respective Boards of Directors of each of the Virginia Corporations and the Cheese Corporations.

3. In pursuing the IPO Process, it will be necessary to expend substantial dollars and to incur substantial expenses, including but not limited to, the cost of hiring a controller and a chief financial officer (either on a permanent or consulting basis) (and who may be an employee of Extra Cheese, Inc., but who nevertheless will be paid from the "IPO Account," as hereinafter defined), employing an accounting firm to conduct audits of the Corporations and law firms to perform corporate work, and printing and travel expenses and the like. The Virginia Corporations hereby agree to pay to Extra Cheese, Inc. the sum of Ninety Thousand Dollars ($90,000), to be deposited in a special bank account (the "IPO Account") and Extra Cheese, Inc. agrees to deposit the sum of One Hundred Ten Thousand Dollars ($110,000), in the IPO Account. The parties acknowledge that the Two Hundred Thousand Dollar ($200,000) amount of the IPO Account will be sufficient only to pay the preliminary expenses of exploring the IPO Process. The Team is authorized by the Corporations to direct Extra Cheese, Inc. to pay various expenses from the IPO Account in furtherance of the IPO Process, including the fees of Judy Keener (but only to the extent applicable to worldling on the numbers and accounting for the IPO Process), and the fees or salary of a chief financial officer, to be hired or retained on a consulting basis by Extra Cheese, Inc. The provisions of this Paragraph 3 shall be legally binding and enforceable on the Virginia Corporations and the Cheese Corporations and their respective shareholders.

At such time as the Team determines that additional funds are needed to pay expenses incurred in connection with the IPO Process, it shall send a notice of the additional amount requested to the Corporations. Such additional amount shall be funded 45% by the Virginia Corporations and 55% by the Cheese Corporations, until the respective ownership interests of the shareholders of the Virginia Corporations and the Cheese Corporations (the "Ownership Percentages"), have then been determined for purposes of consummating the Merger, after which such additional amounts shall he funded in accordance with such respective Ownership Percentages and the initial and any

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -3-

previous findings into the IPO Account shall be adjusted so that all of the contributions to the IPO Account, in the aggregate, shall have been made in accordance with the respective Ownership Percentages.

Either the Virginia Corporations or the Cheese Corporations may terminate their future obligation to deposit funds into the IPO Account by giving the other 30 days prior written notice, but such termination shall not affect or diminish either party's obligation to pay for expenses already incurred, and, further, all work then under way at the time of such notice, such as the audit of the Corporations or writing of the prospectus, will be completed and paid for out of the IPO Account.

In the event the Merger is not consummated for any reason whatsoever, any money remaining in the IPO Account after payment of all expenses incurred in the IPO Process shall be returned to the Virginia Corporations and the Cheese Corporations in the same proportion that each have made contributions to the IPO Account; however, except for the foregoing refund of any remaining funds in the IPO Account, neither the Virginia Corporations nor the Cheese Corporations shall have any claims against each other or the Team for a refund or return of any of such funds or otherwise.

[paragraph 4 deleted by amendment]

5. Following the Merger, the Board of Directors of Extra Cheese, Inc. shall consist of Michael M. Fleishman, Stephen P. Langford, Frank O. Keener, Douglas
S. Stephens, a representative from Papa John's International, Inc. ("PJI") (so long as it agrees to have a member on such board), Richard F. Sherman and Martin T. Hart, and such other persons as such Board may determine, until the first annual meeting of shareholders of Extra Cheese, Inc. after the IPO.

6. Each of the shareholders of the Virginia Corporations and the Cheese Corporations shall agree to sign and be bound and abide by the terms of whatever "lock-up" agreement is reached between the Team and the underwriters selected by the Team, restricting the sale of the stock in Extra Cheese, Inc. for such period of time following the IPO as is agreed to by the Team. Further, each shareholder of the Virginia Corporations and the Cheese Corporations shall enter an agreement with Extra Cheese, Inc. which (A) allows each such shareholder to sell in any secondary offering (in which Extra Cheese, Inc. agrees to allow shareholders to sell shares) that percentage of stock in Extra Cheese, Inc., that is to be sold by selling shareholders as is equal

PJV, Inc.
PJVA, Inc.
June l0, 1996
Page -4-


to the percentage determined by dividing (i) the total number of shares in Extra Cheese, Inc. owned by such particular selling shareholder by (ii) the total number of shares in Extra Cheese, Inc. owned by all the shareholders of the Virginia Corporations and the Cheese Corporations, in the aggregate, immediately prior to the IPO, and (B) prohibits each such shareholder from selling shares in Extra Cheese, Inc. for a period of three years from the date of the IPO, in excess of 15% of the number of shares held by each such shareholder each calendar quarter, except as authorized by the Board of Directors of Extra Cheese, Inc.

[paragraphs 7 and 8 deleted by amendment]

PJV, Inc.
PJVA, Inc
June 10, 1996
Page -5-


9. Each of the Virginia Corporations and the Cheese Corporations agree to provide to each other various historical, budgeted and forecasted information regarding sales, expenses, net income and the like with respect to each of such Corporations and each individual Papa John's pizza store owned by such Corporation. All such information shall also be made available to the Team and the underwriters, accountants and attorneys selected by the Team, for their use in accomplishing the Merger and the IPO.

10. The members of the Team shall be allowed to purchase such number of additional shares of Extra Cheese, Inc., at book value, in the immediate future or shall be granted such stock options, as may be determined by the Board of Directors of Extra Cheese, Inc.

11. The Virginia Corporations shall have a net worth of Zero Dollars ($.00), in the aggregate, at the date of the Merger. The Cheese Corporations shall have a net worth of Zero Dollars ($.00), in the aggregate at the date of the Merger. Subject to the foregoing net worth amounts, each of the Virginia Corporations and each of the Cheese Corporations may dividend out its finds to its own respective shareholders prior to the Merger. Each of the Corporations may repay its loans to its shareholders. Likewise, each of the Cheese Related Entities, the Iowa Company and the Distant Corporations shall have a net worth of Zero Dollars ($.00) at the time of closing under the options to be granted pursuant to Paragraphs 7 and 8 hereof, and, subject to such requirement, each may dividend out its funds to its respective shareholders prior to such closing and repay its loans to its shareholders.

     If the foregoing correctly sets forth our agreement, please sign and have the shareholders of the Virginia Corporations and the Iowa Company sign this letter where indicated below.

                                         Very truly yours,
                                         EXTRA CHEESE, INC.


                                         BY: /s/  Douglas S. Stephens
                                             ------------------------------
                                             Douglas S. Stephens, President

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -6-

Agreed to:

PJV, Inc.

By: /s/ Richard F. Sherman
   --------------------------

Title:  President
      -----------------------

Date: June 10, 1996
     ------------------------


PJVA, Inc.

By: /s/ Richard F. Sherman
   --------------------------

Title:  President
      -----------------------

Date: June 10, 1996
     ------------------------


Shareholders of the Virginia Corporations:


/s/ Richard F. Sherman
- -----------------------------
Richard F. Sherman



- -----------------------------
Martin T. Hart


/s/ Jack A. Laughery
- -----------------------------
Jack A. Laughery



- -----------------------------
Michael Grisanti

Date: June 10, 1996

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -6-

Agreed to:

PJV, Inc.

By: /s/ Richard F. Sherman
   --------------------------

Title:  President
      -----------------------

Date: June 10, 1996
     ------------------------


PJVA, Inc.

By: /s/ Richard F. Sherman
   --------------------------

Title:  President
      -----------------------

Date: June 10, 1996
     ------------------------


Shareholders of the Virginia Corporations:


/s/ Richard F. Sherman
- -----------------------------
Richard F. Sherman


/s/ Martin T. Hart
- -----------------------------
Martin T. Hart



- -----------------------------
Jack A. Laughery


/s/ Michael Grisanti
- -----------------------------
Michael Grisanti

Date: June 10, 1996

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -7-

Shareholders of the Cheese Corporations:


/s/ Michael M. Fleishman
- ------------------------------
Michael M. Fleishman



- ------------------------------
Frank O. Keener


/s/ Douglas S. Stephens
- ------------------------------
Douglas S. Stephens


/s/ Richard F. Sherman
- ------------------------------
Richard F. Sherman



- ------------------------------
Stephen P. Langford



- ------------------------------
Adrian Owens



- ------------------------------
Robert  W. Curtis



- ------------------------------
Larry Best

Date: June 10, 1996


Members of the Iowa Company

/s/ Richard F. Sherman
- ------------------------------
Richard F. Sherman


/s/ Martin T. Hart
- ------------------------------
Martin T. Hart


/s/ Jack A. Laughery
- ------------------------------
Jack A. Laughery

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -7-

Shareholders of the Cheese Corporations:

- ----------------------------------------
Michael M. Fleishman


- ----------------------------------------
Frank O. Keener

/s/ Douglas S. Stephens
- ----------------------------------------
Douglas S. Stephens

/s/ Richard F. Sherman
- ----------------------------------------
Richard F. Sherman


- ----------------------------------------
Stephen P. Langford


- ----------------------------------------
Adrian Owens

/s/ Robert W. Curtis
- ----------------------------------------
Robert W. Curtis

/s/ Larry Best
- ----------------------------------------
Larry Best


Date: June 10, 1996


Members of the Iowa Company

/s/ Richard F. Sherman
- ----------------------------------------
Richard F. Sherman


- ----------------------------------------
Martin T. Hart


- ----------------------------------------
Jack A. Laughery

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -7-

Shareholders of the Cheese Corporations:


- ----------------------------------------
Michael M. Fleishman


- ----------------------------------------
Frank O. Keener


- ----------------------------------------
Douglas S. Stephens


/s/ Richard F. Sherman
- ----------------------------------------
Richard F. Sherman


/s/ Stephen P. Langford
- ----------------------------------------
Stephen P. Langford


- ----------------------------------------
Adrian Owens


- ----------------------------------------
Robert W. Curtis


- ----------------------------------------
Larry Best



Date: June 10, 1996



Members of the Iowa Company


/s/ Richard F. Sherman
- ----------------------------------------
Richard F. Sherman


- ----------------------------------------
Martin T. Hart


- ----------------------------------------
Jack A. Laughery

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -7-

Shareholders of the Cheese Corporations:


- ----------------------------------------
Michael M. Fleishman


/s/ Frank O. Keener
- ----------------------------------------
Frank O. Keener


- ----------------------------------------
Douglas S. Stephens


/s/ Richard F. Sherman
- ----------------------------------------
Richard F. Sherman


- ----------------------------------------
Stephen P. Langford


- ----------------------------------------
Adrian Owens


- ----------------------------------------
Robert W. Curtis


- ----------------------------------------
Larry Best



Date: June 10, 1996




Members of the Iowa Company


/s/ Richard F. Sherman
- ----------------------------------------
Richard F. Sherman


- ----------------------------------------
Martin T. Hart


- ----------------------------------------
Jack A. Laughery

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -8-


/s/ Michael Grisanti
- --------------------------------------
Michael Grisanti


Date: June 10, 1996

PJV, Inc.
PJVA, Inc.
June 10, 1996
Page -9-





                                Exhibits to Letter Agreement
                                ----------------------------

Exhibit A                Formula Earnings for Virginia Corporations and
                          Cheese Corporations

Exhibit B                List of Cheese Related Entities

Exhibit C                Related Formula Earnings for Cheese Related
                          Entities

Exhibit D                List of Distant Corporations

EXHIBIT A
FORMULA EARNINGS CALCULATION
VIRGINA CORPORATIONS AND
CHEESE CORPORATIONS

Formula earnings shall be computed for the Virginia Corporations and for the Cheese Corporations as follows:

               Sum of individual store operating profit
             - Administrative Valuation
           -----------------------------------------------
             = Formula Earnings

INDIVIDUAL STORE OPERATING PROFIT
Individual store operating profit will be calculated using a combination of historical and projected financial data. Weighted factors will be dependent upon the opening date of the individual store.

Type 1.
Stores opened prior to December 31, 1994

                Historical Data              80%
                Projected Data               20%

                --------------------------------

                QTR                 YR        %
                --------------------------------
                 3              95 actual     8%
                 4              95 actual    16%
                 1              96 actual    24%
                 2              96 actual    32%
                 3              96 Proj       8%
                 4              96 proj       6%
                 1              97 proj       4%
                 2              97 proj       2%
                                           -----
                                            100%
                --------------------------------

Type II.
Stores opened between January 1, 1995 - March 31, l995


              Historical Data                  70%
              Projected Data                   30%

            ----------------------------------------
                   QTR           YR              %
            ----------------------------------------
                    4        95 actual         14%
                    1        96 actual         25%
                    2        96 actual         32%
                    3        96 proj           12%
                    4        96 proj            9%
                    1        97 proj            6%
                    2        97 proj            3%
                                             -----
                                              100%
            -----------------------------------------
Type III.
Stores opened between April 1, 1995 - June 30, 1995

              Historical Data                  60%
              Projected Data                   40%

            -----------------------------------------
                  QTR           YR              %
            -----------------------------------------
                   1         96 actual         27%
                   2         96 actual         33%
                   3         96 proj           10%
                   4         96 proj           10%
                   1         97 proj           10%
                   2         97 proj           10%
                                              100%
            -----------------------------------------

Type IV.

Stores opened between July 1, 1995 - 1995 September 30, 1995


                  Historical Data     25%
                  Projected Data      75%
                     QTR     YR         %
                      2   96 actual   25%
                      3   96 proj     19%
                      4   96 proj     19%
                      1   97 proj     19%
                      2   97 proj     19%
                                     ---
                                     100%

Type V.

Stores opened after October 1, 1995 and stores underway as of June 30, 1996 will be valued based on reasonable projections for operating months 7 through 18.

                  Historical Data      0%
                  Projected Data     100%
                     QTR     YR         %
                      3   96 proj     25%
                      4   96 proj     25%
                      1   97 proj     25%
                      2   97 proj     25%
                                     ----
                                     100%

The calculation of Store Profit will be as follows:

              Sales
            - Controllable Expenses
            - Non-Controllable Expenses
            - Advertising
            ----------------------------
            = Net Store Operating Profit

I.   SALES
          Store Sales

II.  FLM
          Food Costs
             Food
             Paper
             Delivery
          Labor Cost
             Salaries-Mgt
             Hourly Wages-In House
             Overtime
             Payroll Taxes
             Accrued Vacation
             Group Insurance
          Mileage
             Auto Expense

III. CONTROLLABLES
          Cleaning Supplies/Laundry
          Office Supplies
          Repairs & Maintenance
          Employee Incentive
          Utilities
          Smallwares
          MVR's
          Restaurant Supplies
          Uniforms *
          Telephone & Pagers
          Garbage/Maintenance Contracts
          Cash (Over) Short/Robbery

IV.  NON-CONTROLLABLES
          Rent
          Royalty Fee
          Taxes & Licenses
          Sales Commissions
          Insurance
          Miscellaneous Expense

V.   ADVERTISING
          Production Fund
          Co-Op Advertising

* Uniform cost for PJVA and PJV will be allocated to the store level based on a proration of sales.

ADMINISTRATIVE VALUATION

Administration valuation will be calculated using a formulation of 1995 expenses and annualized 1996 expenses.

                    -------------------------------
                             YR                  %
                    -------------------------------
                    95 actual                   33%
                    96 actual/projected         67%
                                               ----
                                               100%
                    -------------------------------

The calculation of Administration Valuation will be as follows:

               Miscellaneous Income
             - Cash Expenses
             - Depreciation & Amortization
             - Bonuses
             ----------------------------------------
             = Net General & Administrative Valuation


I.   MISCELLANEOUS INCOME
        Rental Income
        Consulting Income

II.  CASH EXPENSES
        Salaries
           Training Salaries
           District Mgr
           Operating Partner
           Office Salaries
        Payroll Taxes
        Admin Workman's Comp
        Group Insurance
        Rent
        Office Supplies
        Postage
        Auto/Travel
           Mileage
           Mthly Allocation
           Travel
           Lodging

           Meals
           Entertainment
        Training
        Uniforms
        Utilities
        Telephone
        Repairs
        Recruitment Ads
        Bank Service Charges
        Legal/Professional Fees
        Accounting Fees
           Payroll Fees
        Dues & Subscriptions
        Relocation
        Taxes & Licenses
        Returned Checks
        Miscellaneous
           Bad Debt
        Interest Expense


III  DEPRECIATION & AMORTIZATION
        Depreciation
           Restaurant Equipment
           Office Equipment
           Leasehold Improvements
        Amortization
           Franchise Fees
           Development Fees
           Organizational Costs
        Depreciation Adjustment**


IV   BONUSES
        Store Mgr
        District Mgr
        Operating Partner
        MIT

** Depreciation adjustment for current period.

                           CONTINUATION OF EXHIBIT A
                           -------------------------

     In calculating the Formula Earnings for the Virginia Corporations and the Cheese Corporations, the following provisions shall be followed:

     1. In computing the net income of each of the Virginia Corporations and the Cheese Corporations all interest income on the cash balances and other similar types of investment of each of the Virginia Corporations and the Cheese Corporations shall be excluded.

     2 The net income of each of the Virginia Corporations and Cheese Corporations shall be computed and re-computed using the same depreciation and amortization formulas and provisions.


                                   EXHIBIT B
                         -----------------------------
                            Cheese Related Entities

                                                    Earliest Date On Which
Name                                                Option May Be Exercised
- ----                                                -----------------------

1.  Lottsa Cheese, Inc.                             October 1, 1997

2.  Sherfiz I Corp.                                 July l, 1997

    Sherfiz II Corp.

    PJ Cambridge Corp.

3.  Easy Cheese, LLC                                April 1, 1998
- --  ----------------                                -------------
    Birmingham E.C. Corp.
    ---------------------

                                   EXHIBIT C
                                   ---------

                            Related Formula Earnings

The Related Formula Earnings shall be computed for each of the Cheese Related Entities, the Distant Corporations and the Iowa Company (collectively, the "Targets") in the same manner as "Formula Earnings" as set forth on Exhibit A attached hereto and made a part hereof, subject to the following provisions.

1. The net income of each of the Targets shall be reduced by the amount of applicable federal, state and local income taxes that would be owed on each such Target's net income taxed as if it were a C corporation, even though it may be a pass-through entity that does not pay taxes at such Target level.

2. In computing the net after tax income of each of the Targets, (i) all interest income on the cash balances and other similar type of investments of each of the Targets shall be excluded on an after tax basis, and (ii) interest expense shall be included, on an after tax basis, only on the principal balance of the indebtedness owed by the particular Target immediately prior to the closing of the acquisition of the Target by Extra Cheese, Inc.

3. The net after tax income of each of the Targets shall be computed using the same depreciation and amortization formulas and provisions as are used by Extra Cheese, Inc. at the time of exercise of the option.

4. All of the dates and fiscal quarters set forth on Exhibit A shall be appropriately moved forward for each particular Target so that the beginning date for the financial calculations shall be 18 months prior to the exercise of the option under Paragraphs 7 or 8 of the foregoing letter by Extra Cheese, Inc., with corresponding adjustments in all other dates and fiscal quarters.

5. The determination of the Related Formula Earnings for each of the Targets shall be done by Extra Cheese, Inc.'s chief financial officer, controller or accounting firm, in conjunction with assistance from the financial personnel who work for the Target. In the event of any dispute between Extra Cheese, Inc. and the Target regarding the Related Formula Earnings as so calculated for that Target, then, at Extra Cheese's sole and exclusive option: (i) such dispute shall be resolved by binding arbitration through the selection of a Big-6 accounting firm that does not work for either Extra Cheese, Inc. or the Target and whose determination shall be final and binding on Extra Cheese and the Target and its shareholders, or (ii) the Related Formula Earnings for that Target shall be computed at 105% of the amount of the net after tax income of the Target for its most recently ended four fiscal quarters prior to exercise of such option, after adjustment for income taxes as if it were a C corporation, after adjustment for its depreciation and amortization methods to correspond to those of Extra Cheese, Inc. and after exclusion of interest income of that Target, all as above provided.

                                   EXHIBIT D
                                   ---------
                             Distant Corporations

                                       Earliest Date On Which
   Name                                Option May Be Exercised
   ----                                -----------------------
 1.  BG Cheese Corp.                       January 1, 1997

 2.  Michigan Cheese Corp.                 January 1, 1998

 3.  Say Cheese, Inc.                      January 1, 1997


                                 TOTAL SUMMARY
                         FORMULA EARNINGS CALCULATION
                                 ALL COMPANIES


- ------------------------------------------------------------
TOTAL COMPANY "FORMULA EARNINGS"                 $96,749,213
- ------------------------------------------------------------

- ------------------------------------------------------------
VIRGINIA/BIRMINGHAM SPLIT                            41%/59%
- ------------------------------------------------------------


- ----------------------------------------------------
 Virginia Corp.        $40,657,382           41.00%
                            Sherman          10.66%
                           Laughery          10 66%
                               Hart           8.41%
                           Grisanti           8 41%
                             Riekel           2.05%
                           Saunders           0.82%
- ----------------------------------------------------



- ----------------------------------------------------
 Textra Cheese          $9,875,377           10.39%
                             Keener           2.08%
                          Fleishman           2.08%
                           Langford           2.08%
                            Sherman           2.08%
                           Stephens           2.08%
- ----------------------------------------------------



- ----------------------------------------------------
 Extra Cheese          $43,500,015           45.76%
                             Keener          14.53%
                          Fleishman           9.44%
                           Langford           7.26%
                            Sherman           7.26%
                           Stephens           7.26%
- ----------------------------------------------------



- ----------------------------------------------------
Twice The Cheese        $2,716,438            2.86%
                             Keener           0.82%
                          Fleishman           0.53%
                           Langford           0.41%
                            Sherman           0.41%
                           Stephens           0.41%
                              Owens           0.14%
                             Curtis           0.14%
- ----------------------------------------------------



===========================================================================
 SHAREHOLDER PERCENTAGE DISTRIBUTION:
 Sherman             20.40931%              Hart               8.40571%
 Keener              17.41933%              Grisanti           8.40571%
 Fleishman           12.04973%              Riekel             2.05017%
 Laughery            10.66090%              Saunders           0.82007%
 Langford             9.74840%              Curtis             0.14286%
 Stephens             9.74840%              Owens              0.14286%

                                                            7/8/96,TOTAL.XLS